Embarcadero Funds

SUPPLEMENT DATED MARCH 10, 2009 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2008

This Supplement updates certain information contained in the Embarcadero Funds’ (“Funds”) Prospectus and Statement of Additional Information dated April 11, 2008 (as supplemented on May 1, 2008, May 15, 2008, June 19, 2008, September 29, 2008 and October 29, 2008). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

New Developments and Important News for all Shareholders

In connection with the Board’s recent initiatives designed to reduce expenses, the Funds have engaged new service providers, including a new fund accountant, transfer agent, and principal underwriter. These parties are expected to begin providing services on or around April 4, 2009 (the “Transition”). After the Transition, Mutual Shareholder Services, LLC (“MSS”) will provide fund accounting and certain administration services to the Funds. MSS will also serve as the Funds’ transfer agent. Rafferty Capital Markets, LLC will provide distribution services to the Funds.

In connection with the Transition, the Funds’ address will change and there will be changes in fees and services relevant to shareholders, as well as changes in how a shareholder may purchase shares. Thus, after the Transition, to contact the Funds (whether to purchase shares by mail or for any other reason), please write to:

Embarcadero Funds, Inc. c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

The Funds’ phone number will not change.

Please note that, after the Transition, shares of the Funds will no longer be available for purchase on the Funds’ website. You may still access and view your account online at www.embarcaderomutualfunds.com, but you will no longer be able to buy, sell or exchange shares online.

Some service fees will also change after the Transition, including fees for redeeming shares by wire (increasing to $20), and IRA maintenance fees (decreasing to $8). Also, automated transactions through the Automatic Investment Plan and the Systematic Withdrawal Plan will be limited to only the 5th and 20th calendar day of a month.

These changes, and other information relevant for purchasing or redeeming shares of the Funds, will appear in the Funds’ 2009 prospectus, which is expected to be available in late April. In the meantime, if you have any questions about purchasing or redeeming shares, shareholder services or fees applicable to your account, please contact the Funds at 1-800-228-2121.

New Developments and Important News for Shareholders of Post-Venture and Technology Funds

As the proposed advisory arrangements and other matters for the Post-Venture Fund and Technology Fund did not receive sufficient votes to pass at the fall 2008 shareholder meetings, the Board has considered other actions to take for these Funds. Following discussions with Van Wagoner Capital Management, Inc. (“VWCM”), the investment adviser to other Embarcadero Funds, and upon VWCM’s recommendation, the Board has approved, subject to shareholder approval, new advisory arrangements and new investment programs for the Post-Venture and Technology Funds. If approved by shareholders, VWCM would serve as the Funds’ adviser and several different subadvisers would be responsible for the day-to-day management of the Funds’ assets. The Funds would operate using a “manager of managers” structure, with VWCM allocating assets among the subadvisers.

The proposed subadvisers are experienced asset managers who follow a wide range of specialized investment strategies that the Board and VWCM believe will complement each other in order to provide shareholders with lower volatility returns that are less sensitive to financial market indices. Accordingly, if the new advisory arrangements are approved, the Post-Venture Fund would follow an absolute return strategy, and the Technology Fund would follow a market neutral strategy. In connection with these new strategies, the Funds’ investment objectives would change, as indicated below:

Fund	New Investment Objective

Post-Venture Fund	Long-term capital appreciation seeking absolute returns and low correlation to traditional market indices.

Technology Fund	Long-term capital appreciation seeking lower volatility and risk than traditional market indices by investing in both long and short positions.

More information about VWCM, the proposed subadvisers and the Funds’ new investment programs, as well as the risks associated with those programs, will be available in proxy materials mailed to shareholders in connection with shareholder meetings expected to be held during spring 2009. Until new advisory arrangements are approved by shareholders, the Officers and Board of Directors will continue to oversee the Funds’ investment programs and they will continue to invest primarily in high quality short-term money market funds or instruments.